                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 15, 2000

                      CHASE CREDIT CARD OWNER TRUST 2000-2
 ------------------------------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       United States                  333-74303                22-2382028
----------------------------   -------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


           802 Delaware Avenue, Wilmington, DE               19801
      --------------------------------------------       -------------
        (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

Item 5.  Other Events:

         Chase Credit Card Owner Trust 2000-2 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of April 13, 2000, between the trust and The Bank of New York, as Indenture Trustee.

         On December 15, 2000, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).   Exhibits

             Exhibits          Description
             ----------        ---------------

             20.1 Monthly Statement to Noteholders with respect to the December 15, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 15, 2000

                                        By: THE CHASE MANHATTAN BANK,
                                        USA, NATIONAL ASSOCIATION
                                        as Administrator


                                        By: /s/ Patricia Garvey
                                        -----------------------------------
                                        Name: Patricia Garvey
                                        Title: Vice President

                                         INDEX TO EXHIBITS
                                         ----------------------------

Exhibit No.                              Description
---------------                          -----------------
20.1                                     Statement to Noteholders dated
                                         December 15, 2000

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2



Section 7.3 Indenture                             Distribution Date:    12/15/00
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      5,040,000.00
             Class B Note Interest Requirement                        431,875.00
             Class C Note Interest Requirement                        586,609.75
                       Total                                        6,058,484.75

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           5.60000
             Class B Note Interest Requirement                           5.75833
             Class C Note Interest Requirement                           6.08333

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          900,000,000
             Class B Note Principal Balance                           75,000,000
             Class C Note Principal Balance                           96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,714,290.00

(v)     Required Owner Trust Spread Account Amount                 10,714,290.00



                                          By:
                                                            --------------------
                                          Name:             Patricia M. Garvey
                                          Title:            Vice President